January 7, 1998

Dear Shareholder:

        Delaware Group Global & International Funds, Inc. - Global Equity Fund began operations during a difficult period for international and large-cap domestic stocks, and the Fund's returns mirrored the challenges of a volatile market environment.
        From its inception on July 22, 1997 through November 30, 1997, your Fund provided a total return of -3.18% (capital change plus reinvested dividends at net asset value). While these short-term results are disappointing, your Fund preserved capital to a greater extent than the unmanaged Morgan Stanley World Index, which lost 4.53% of its value during the period.
       The Fund invests in a combination of U.S. stocks and stocks in established overseas markets using a consistent global discipline. During fiscal 1997, commercial bank stocks in the U.S. provided positive results. However, this was offset by weakness in many of our overseas selections, particularly outside of Europe. As of November 30, 1997, foreign stocks represented 59% of your Fund's net assets, and were selling at prices that, on average, were about 8% less than our purchase prices.

Strategic Positioning & Outlook

         Delaware International uses an income-oriented and inflation-savvy method of evaluating stocks across the world. We believe this approach could be especially effective in 1998. This strategy, known as a dividend discount model, led us to underweight some troubled Pacific Rim markets such as Japan, and that helped your Fund preserve principal since the summer.
          In the U.S., economic indicators remain positive. Despite the lowest unemployment rate since before the first oil crisis of the 1970s, inflation has remained modest, just 1.8% for the 12 months ended November 30, 1997. This has provided a healthy climate for financial assets, especially interest-rate sensitive companies such as banks.
         In addition, many U.S. industrial companies are finding new ways to boost profits through new technology, mergers and restructuring. Our investment research continues to lead us to undervalued multinational companies with promising product pipelines.
         This contrasts sharply with the Pacific Rim. The financial crisis in Japan has continued to undermine economic growth while the devaluation of Asian currencies has resulted in a significant deterioration in value throughout Asia. Against this backdrop, we plan to underweight the Japanese and Asian Pacific Rim markets in 1998.
           In their place, we are focusing on those markets we consider significantly undervalued: the United Kingdom, Australia and New Zealand. We are also taking a very selective approach to Continental Europe, where Delaware is seeking to identify stocks poised to do well as the region draws closer to monetary union.
            We thank you for becoming Global Equity Fund's charter shareholders. As of November 30, the Fund had $2.9 million in net assets.


Wayne A. Stork                            Robert Arnold, domestic stocks
Chairman                                  Delaware Management Company

Jeffrey J. Nick                           Elizabeth A. Desmond, overseas stocks
President and Chief Executive Officer     Delaware International

                                                             AR-169[12/97]1/98

Global Equity Fund Performance
Growth of a $10,000 Investment
July 22, 1997 to November 30, 1997
Global Equity Fund (A & Institutional Classes, excluding sales charges) Global Equity Fund (A Class, including sales charges)
Morgan Stanley World Index



                         Global Equity Fund A
                        & Institutional Classes          Global Equity Fund A        Morgan Stanley
                        Excluding Sales Charge      Class Including Sales Charge      World Index
         7/22/97            $10,000                             $9,525                 $10,000
         8/31/97            $ 9,612                             $9,159                 $ 9,333
         9/30/97            $10,247                             $9,765                 $ 9,841
         10/31/97           $ 9,588                             $9,137                 $ 9,325
         11/30/97           $ 9,682                             $9,226                 $ 9,491

Chart assumes $10,000 invested on July 22, 1997 and reinvestment of distributions. The maximum sales charge for A Class shares is 4.75%. Shares may be purchased at net asset value under certain circumstances. Class A shares have a 12b-1 fee of 0.30% that has been waived since inception. A voluntary expense cap of 0.80% has been in effect. The unmanaged Morgan Stanley World Index includes U.S. stocks. Returns are in U.S. dollars.

Global Equity Fund Performance
Cumulative Total Return (July 22, 1997 To November 30, 1997)
                                      Lifetime
Class A
Excluding Sales Charge                -3.18%
Including Sales Charge                -7.74%
Institutional Class                   -3.18%

Global Equity Fund invests in international stocks, which involves greater risks than investing in U.S. stocks. Return and share value will fluctuate with rising and falling interest rates so that shares when redeemed may be worth more or less than the original cost. All results include reinvestment of distributions. Past performance is not a guarantee of future results.

   Delaware Group Global & International Funds, Inc -
   Global Equity Series
   Statement of Net Assets
   November 30, 1997

                                                                      Market
                                                   Number             Value
                                                  of shares          (U.S. $)
                                                -------------       -----------
   COMMON STOCK - 96.25%
   Australia - 7.90%
   Amcor Limited                                    11,410             50,895
   CSR Limited                                      19,460             63,611
   Foster's Brewing Group                           31,440             58,023
   National Australia Bank                           3,920             51,709
   Telstra                                           3,099              5,550
                                                                    ----------
                                                                      229,788
                                                                    ----------
   Belgium - 2.69%
   Electrabel                                          350             78,265
                                                                    ----------
                                                                       78,265
                                                                    ----------
   France 5.24%
   Alcatel Alsthom                                     200             25,059
   Compagnie de Saint Gobain                           250             33,948
   Elf Aquitaine                                       502             58,222
   Societe Generale                                    268             35,212
                                                                    ----------
                                                                      152,441
                                                                    ----------
   Germany - 6.18%
   Bayer                                             1,460             53,828
   Rheinisch Westfaelisches Elek                     1,180             57,935
   Siemens                                           1,150             68,132
                                                                    ----------
                                                                      179,895
                                                                    ----------
   Hong Kong - 1.74%
   Hong Kong Electric                                9,500             32,137
   Wharf (Holdings) Limited                          9,000             18,337
                                                                    ----------
                                                                       50,474
                                                                    ----------
   Indonesia - 0.11%
   PT Bank Internasional                            25,500              3,309
                                                                    ----------
                                                                        3,309
                                                                    ----------
   Japan - 3.32%
   Canon Electronics                                 1,000             24,095
   Eisai                                             1,000             14,551
   Koito Manufacturing                               5,000             25,152
   West Japan Railway                                   10             32,857
                                                                    ----------
                                                                       96,655
                                                                    ----------
   Malaysia - 0.52%
   Sime Darby Berhad                                15,000             14,957
                                                                    ----------
                                                                       14,957
                                                                    ----------
   Netherlands - 1.38%
   Royal Dutch Petroleum                               770             40,078
                                                                    ----------
                                                                       40,078
                                                                    ----------
   New Zealand - 3.40%
   Carter Holt Harvey                               20,160             29,188
   Telecom Corporation of New Zealand               13,620             69,815
                                                                    ----------
                                                                       99,003
                                                                    ----------
   Singapore - 1.24%
   Jardine Matheson Holdings Limited                 6,800             36,040
                                                                    ----------
                                                                       36,040
                                                                    ----------

                             See accompanying notes

   GLOBAL EQUITY SERIES
   STATEMENT OF NET ASSETS (CONTINUED)

                                                                       Market
                                                   Number              Value
                                                  of shares           (U.S. $)
                                                -------------       -----------
   COMMON STOCK (CONTINUED)
   Spain - 2.18%
   Iberdrola                                      2,420           $     30,930
   Telefonica de Espana                           1,130                 32,600
                                                                  ------------
                                                                        63,530
                                                                  ------------
   United Kingdom - 23.11%
   Associated British Food                        4,500                 41,575
   Bass                                           5,270                 75,481
   Blue Circle Industries                        10,251                 59,300
   Boots                                          6,000                 88,267
   Cable & Wireless                               7,880                 69,408
   Glaxo Wellcome                                 3,660                 84,999
   GKN                                            4,420                 96,527
   PowerGen                                       7,000                 90,801
   Taylor Woodrow                                22,500                 66,124
                                                                  ------------
                                                                       672,482
                                                                  ------------
   United States - 37.24%
   American Home Products                           700                 48,913
   Aon                                              600                 31,763
   Bausch & Lomb                                  1,000                 39,625
   Baxter International                             700                 35,438
   Chase Manhattan                                  600                 65,175
   CoreStates Financial                             500                 38,656
   Eastman Kodak                                    800                 48,500
   Eaton                                            500                 47,219
   Federal National Mortgage                        900                 47,531
   Frontier                                       1,800                 44,100
   General Motors                                   900                 54,900
   Heinz (H.J.)                                     800                 40,050
   May Department Stores                          1,000                 53,750
   McGraw-Hill                                      800                 54,750
   Mellon Bank                                    1,000                 56,688
   Olin                                           1,100                 54,450
   Philip Morris                                  1,000                 43,500
   Pitney Bowes                                     800                 67,250
   Summit Bancorp                                 1,500                 69,938
   Ultramar Diamond Shamrock                      1,400                 42,613
   Union Pacific                                    900                 54,000
   USX-Marathon Group                             1,300                 44,525
                                                                  ------------
                                                                     1,083,334
                                                                  ------------

   Total Common Stock (cost $2,920,513 )                             2,800,251
                                                                  ============
                                                    Principal
                                                     Amount
                                                    ---------
   REPURCHASE AGREEMENTS - 3.40%
   With PaineWebber 5.68% 12/01/97
     (dated 11/28/97, collateralized by $32,000
     U.S. Treasury Notes 6.25% due 06/30/98
     market value  $33,340)                         $ 33,000      $     33,000

                             See accompanying notes

   GLOBAL EQUITY SERIES                                                                       Market
   STATEMENT OF NET ASSETS (CONTINUED)                                  Principal             Value
                                                                         Amount              (U.S. $)
                                                                        ----------           ----------
   REPURCHASE AGREEMENTS
   With J.P. Morgan Securities 5.70% 12/01/97
     (dated 11/28/97, collateralized by $12,000
     U.S. Treasury Notes 5.125% due 04/30/98
     market value $12,417 and $21,000 U.S. Treasury
     Notes 5.125% due 02/28/98 market value $20,907)                       33,000                33,000
   With Chase Manhattan 5.68% 12/01/97
     (dated 11/28/97, collateralized by $33,000
     U.S. Treasury Notes 8.25% due 07/15/98
     market value $34,418)                                                 33,000                33,000
                                                                                             ----------
   Total Repurchase Agreements (cost $99,000)                                                    99,000
                                                                                             ----------

   TOTAL MARKET VALUE OF SECURITIES - 99.65%
     (cost $3,019,513)                                                                       $2,899,251
   RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES - 0.35%                                       10,126
                                                                                             ----------
   NET ASSETS APPLICABLE TO 353,683 SHARES
     ($.01 PAR VALUE) OUTSTANDING -  100.00%                                                 $2,909,377
                                                                                             ==========

   NET ASSET VALUE - GLOBAL EQUITY SERIES A CLASS
      ($6,091 / 740 shares)                                                                  $      8.23
                                                                                             ===========
   NET ASSET VALUE - GLOBAL EQUITY SERIES INSTITUTIONAL CLASS
      ($2,903,286 / 352,943 shares)                                                          $      8.23
                                                                                             ===========

   COMPONENTS OF NET ASSETS AT  NOVEMBER 30, 1997:
   Common stock, $.01 par value,  200,000,000 shares
     authorized to the Series with 100,000,000 shares allocated to Global Equity
     Series A Class, 25,000,000 shares allocated to Global Equity Series B
     Class, 25,000,000 shares allocated to Global Equity Series C Class and
     50,000,000 shares allocated to  Global Equity Series Institutional Class                $3,006,317
   Undistributed net investment income                                                           31,877
   Accumulated net realized gain on investments                                                  (8,445)
   Net unrealized depreciation of investments                                                  (120,372)
                                                                                             ----------
   Total net assets                                                                          $2,909,377
                                                                                             ==========

   *  Non income producing securities.
   ** Undistributed net investment income includes net realized gain on foreign currencies.

   NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   GLOBAL EQUITY SERIES
   Net asset value A Class (A)                                                               $     8.23
   Sales charge (4.75% of offering price or 4.98% of the amount invested per share)(B)             0.41
                                                                                             ----------
   Offering price                                                                            $     8.64
                                                                                             ==========

   (A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
   (B) See Buying Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC -
GLOBAL EQUITY SERIES
STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 22, 1997* TO NOVEMBER 30, 1997

INVESTMENT INCOME:
Interest                                                                                    $   5,722
Dividends                                                                                      23,776
Foreign tax withheld                                                                             (983)          $   28,515
                                                                                            ----------          -----------


EXPENSES:
Management fees                                                                                 8,529
Custodian fees                                                                                  3,414
Registration fees                                                                               3,177
Professional fees                                                                               2,077
Accounting fees and salaries                                                                      827
Reports and statements to shareholders                                                            539
Dividend disbursing and transfer agent fees and expenses                                          475
Directors' fees                                                                                   388
Taxes (other than taxes on income)                                                                232
Other                                                                                             277
                                                                                            ----------
                                                                                               19,935
Less expenses absorbed by Delaware International
 Advisers Ltd                                                                                 (11,404)               8,531
                                                                                            ----------          -----------


NET INVESTMENT INCOME                                                                                               19,984
                                                                                                                -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investment transactions                                                                                          (8,445)
   Foreign currencies                                                                                               11,893
                                                                                                                -----------
   Net realized gain                                                                                                 3,448
Net unrealized depreciation of investment and foreign currencies during the period                                (120,372)
                                                                                                                -----------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS AND FOREIGN CURRENCIES                                                                          (116,924)
                                                                                                                -----------

NET (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                                              $  (96,940)
                                                                                                                ===========

------------
*Date of commencement of trading.

                             See accompanying notes

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC-
GLOBAL EQUITY SERIES
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JULY 22, 1997* TO NOVEMBER 30, 1997

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                                                        $    19,984
Net realized gain on investments and foreign currencies                                            3,448
Net unrealized depreciation of investments and foreign currencies during the period             (120,372)
                                                                                             -----------
Net decrease in net assets resulting from operations                                             (96,940)
                                                                                             -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Global Equity Series A Class                                                                    6,308
   Global Equity Series Institutional Class                                                    3,000,009
                                                                                             -----------
                                                                                               3,006,317
Cost of shares repurchased:
   Global Equity Series A Class                                                                       --
   Global Equity Series Institutional Class                                                           --
                                                                                             -----------
                                                                                                      --
                                                                                             -----------
Increase in net assets derived from capital
   share transactions                                                                          3,006,317
                                                                                             -----------

NET INCREASE IN NET ASSETS                                                                     2,909,377

NET ASSETS:
Beginning of period                                                                                   --
                                                                                             -----------
End of period                                                                                $ 2,909,377
                                                                                             ===========

------------
* Date of commencement of trading.

                             See accompanying notes

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC -
GLOBAL EQUITY SERIES
Financial Highlights
Selected data for each share of the Series outstanding throughout the period were as follows:

                                                                                                  Global Equity
                                                                                                      Series
                                                                                         ------------------------------------
                                                                                            A Class       Institutional Class
                                                                                          7/22/1997 (1)      7/22/1997 (1)
                                                                                              to                 to
                                                                                           11/30/97            11/30/97
                                                                                         ------------     -----------------
Net asset value, beginning of period                                                      $    8.500      $          8.500

Income (loss) from investment operations:
   Net investment income (2)                                                                   0.056                 0.056
   Net realized and unrealized (loss) on investments and foreign currencies                   (0.326)               (0.326)
                                                                                         ------------     -----------------
   Total from investment operations                                                           (0.270)               (0.270)
                                                                                         ------------     -----------------

Less dividends and distributions:
   Dividends from net investment income                                                          --                    --
   Distributions from net realized gain on investment transactions                               --                    --
                                                                                         ------------     -----------------
   Total dividends and distributions                                                             --                    --
                                                                                         ------------     -----------------

Net asset value, end of period                                                            $    8.230      $         8.230
                                                                                         ============     =================
Total return (3)                                                                              (3.18%)               (3.18%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                               $        6      $         2,903
    Ratio of expenses to average net assets                                                     0.80%                0.80%
    Ratio of expenses to average net assets prior to expense
     limitation                                                                                 1.86%                1.86%
    Ratio of net investment income to average net assets                                        2.16%                1.86%
    Ratio of net investment income to average net assets prior
     to expense limitation                                                                      0.50%                0.80%
    Portfolio turnover                                                                            25%                  25%
    Average commission rate paid  (4)                                                     $   0.0260      $        0.0260

----------------
(1) Date of commencement of trading; ratios have been annualized and total returns have not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares.
(4) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. -
GLOBAL EQUITY SERIES
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997

Delaware Group Global & International Funds, Inc. (the "Co.") is registered as a Maryland corporation and offers six series, The International Equity Series, The Global Assets Series, The Global Bond Series, The Emerging Markets Series, The Global Equity Series and The International Small Cap Series. These financial statements and related notes pertain to The Global Equity Series (the "Series"). The Global Equity Series is registered as a diversified open-ended investment company. The A Class carries a front-end sales charge of 4.75%, the B Class carries a back-end deferred sales charge, the C Class carries a level load sales charge and the Institutional Class has no sales charge. As of November 30, 1997 only the Global Equity Series A Class and Institutional Class have commenced operations.

The objective of the series is to achieve long-term growth without undue risk to principal by investing in U.S. and foreign equities that provide the potential for capital appreciation and income.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation- Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Series is valued. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes- The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- The Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Series' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions- Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Series reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other- Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates. The Series declares and pays dividends from net investment income and capital gains annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of each Series' average daily net assets.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. (DIAL), the investment manager of the Series, an annual fee of 0.80% which is based on the daily net assets of the Series without consideration of amounts paid to unaffiliated directors.

DIAL has elected to waive that portion, if any, of the management fee and reimburse the Series to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commission, extraordinary expenses and distribution fees, exceed 0.80% of average daily net assets of the Series through June 30, 1998. Total expenses absorbed by DIAL for the period ended November 30, 1997 were $11,404.

The Series has engaged Delaware Service Company, Inc. (DSC) and Delaware Investment Retirement Services, Inc. (DIRSI), affiliates of DIAL, to provide dividend disbursing and transfer agent services for the Series. The Series has also engaged DSC to provide accounting services. For the period ended November 30, 1997, the Series expensed $475 for dividend disbursing and transfer agent services and $827 for accounting services.

Pursuant to the Distribution Agreement, the Series pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DIAL, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. DDLP has elected voluntarily to waive its rights to receive 12B-1 Plan fees (including service fees) from commencement of operations of A class shares of the Series through June 30, 1998. At November 30, 1997 the Series had a liability to DDLP of $385.

Certain officers of Delaware Management Company (DMC), DIAL and DSC are officers, directors and/or employees of the Series. These officers, directors and employees are paid no compensation by the Series.

3. Investments

During the year ended November 30, 1997, the Fund made purchases of $ 3,190,992 and sales of $262,034 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1997, the aggregate cost of securities for federal income tax purposes was $3,019,513.

At November 30, 1997, net unrealized depreciation for federal income tax purposes aggregated ($120,262) of which $132,929 related to unrealized appreciation of securities and $253,191 related to unrealized depreciation of securities.

For federal income tax purposes the Series had accumulated capital losses at November 30, 1997 of $8,445, which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2005.

4. Capital Stock
Transactions in capital stock were as follows:
                                                                  07/22/97 *
                                                                     to
                                                                  11/30/97
                                                                  --------
Shares sold:
Global Equity Series A Class                                           740
Global Equity Series Institutional Class                           352,943
                                                                   -------
                                                                   353,683
                                                                   -------
Net Increase                                                       353,683
                                                                   =======
* Date of commencement of trading.

5. Market and Credit Risks

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Series.

6. Subsequent Event

The Series declared a distribution of $0.11 per share from net investment income for A Class and Institutional Class payable on December 30, 1997 to shareholders of record December 19, 1997. The ex-dividend date was December 22, 1997.

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Global & International Funds, Inc. - Global Equity Series

We have audited the accompanying statement of net assets of Delaware Group Global & International Funds, Inc. - Global Equity Series as of November 30, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period July 22, 1997 (commencement of operations) to November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Global & International Funds, Inc. - Global Equity Series at November 30, 1997, and the results of its operations, the changes in its net assets, and the financial highlights for the period July 22, 1997 (commencement of operations) to November 30, 1997, in conformity with generally accepted accounting principles.



Philadelphia, Pennsylvania
January 5, 1998